Exhibit 99.1



2023 Investor Day

SECRETS MOXCHÉ AND SECRETS IMPRESSION MOXCHÉ, MEXICO

HYATT

HYATT AND RELATED MARKS ARE TRADEMARKS OF HYATT CORPORATION OR ITS AFFILIATES. © 2023 HYATT CORPORATION. ALL RIGHTS RESERVED.

DISCLAIMERS Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, outlook for 2023 and illustrative outlook for 2024 and 2025, growth trends, pipeline expectations, the amount by which the Company intends to reduce its real estate asset base, the expected amount of gross proceeds from the sale of such assets, and the anticipated timeframe for such asset dispositions, the number of properties we expect to open in the future, booking trends, RevPAR trends, our expected net income, our expected Adjusted EBITDA, our expected Net Deferrals and Net Financed Contracts, our expected Adjusted SG&A expense, our expected capital expenditures, our expected net rooms growth, our expected system-wide RevPAR, our expected free cash flow, our 2030 environmental goals, our Change Starts Here commitments, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as may, could, expect, intend, plan, seek, anticipate, believe, estimate, predict, potential, continue, likely, will, would and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo-political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as earthquakes, tsunamis, tornadoes, hurricanes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; the pace and consistency of recovery following the COVID-19 pandemic and the long-term effects of the pandemic, additional resurgence, or COVID-19 variants, including with respect to global and regional economic activity, travel limitations or bans, the demand for travel, transient and group business, and levels of consumer confidence; the ability of third-party owners, franchisees, or hospitality venture partners to successfully navigate the impacts of the COVID-19 pandemic, any additional resurgence, or COVID-19 variants or other pandemics, epidemics or other health crises; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations, including with respect to our acquisition of Apple Leisure Group and Dream Hotel Group and the successful integration of each business; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of the COVID-19 pandemic, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol l“†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. For how we define the non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the Appendix at the end of this presentation. Key Business Metrics This presentation includes references to certain key business metrics used by the Company, each identified with the symbol “◊”. For how we define these metrics, please refer to the Appendix at the end of this presentati o n. 2

AGENDA OPENING | Noah Hoppe, SVP Investor Relations and FP&A THE NEW HYATT | Mark Hoplamazian, President & CEO Mark Hoplamazian, President & CEO | Rodrigo Llaguno, Group President, POWER OF THE ALG PLATFORM | Unlimited Vacation Club | Ray Snisky, Group President, ALG Vacations PERSONALIZING THE GUEST & CUSTOMER EXPERIENCE | Mark Vondrasek, EVP & CCO GROWING WITH INTENT | Mark Hoplamazian, President & CEO WORLD OF CARE | Margaret Egan, EVP General Counsel & Secretary DRIVING FINANCIAL RESULTS | Joan Bottarini, EVP & CFO 65 YEARS | Fireside Chat: Tom Pritzker & Mark Hoplamazian THE CAPE, A THOMPSON Q&A | Executive Panel & Closing HOTEL, MEXICO 3

SPEAKERS



Thomas Pritzker

EXECUTIVE CHAIRMAN



Mark Hoplamazian

PRESIDENT & CHIEF EXECUTIVE OFFICER



Joan Bottarini

EVP & CHIEF FINANCIAL OFFICER



Margaret Egan

EVP GENERAL COUNSEL & SECRETARY



Mark Vondrasek

EVP & CHIEF COMMERCIAL OFFICER



Ray Snisky

GROUP PRESIDENT, ALG VACATIONS



Rodrigo Llaguno

GROUP PRESIDENT, UNLIMITED VACATION CLUB

ALILA JABAL AKHDAR, OMAN

HYATT

4

HYATT YESTERDAY

2009


North Pacific Ocean
North Atlantic Ocean
South Atlantic Ocean
Indian Ocean

● Hotels as of 2009

Hotels	399 2009	**Hotel Rooms**	120K 2009	**Sub-Markets**	~270 2009	**Pipeline Rooms**	27K 2009

Figures are as of fiscal year end 2009. Sub-Markets defined by Smith Travel Research as Tracts based on December 2022 STR consensus. Excludes any hotels that are suspended from operations.

5

HYATT TODAY

2022 + PIPELINE


North Pacific Ocean
North Atlantic Ocean
South Atlantic Ocean
Indian Ocean
Canada
Russia
Kazakhstan
Mongolia
Brazil
Australia
Indonesia
Algeria
Libya
Egypt
Hotels as of 2022
Pipeline Hotels as of 2022

TRIPLED NUMBER OF HOTELS, NEARLY TRIPLED NUMBER OF ROOMS & SUB-MARKETS & QUADRUPLED NUMBER OF PIPELINE ROOMS SINCE 2009

Hotels	Hotel Rooms	Sub-Markets	Pipeline Rooms
1,263	304K	~700	117K
2022	2022	2022	2022

Figures are as of each respective year end. Pipeline Hotels based on executed pipeline as of fiscal year end 2022. Sub-Markets defined by Smith Travel Research as Tracts based on December 2022 STR consensus. Excludes any hotels that are suspended from operations.

6

THE NEW HYATT: FEE BASED, RESILIENT, & ASSET LIGHT MARK HOPLAMAZIAN | PRESIDENT & CHIEF EXECUTIVE OFFICER T H E D I W A C L U B B Y A L I L A , I N D I A 7

8

HYATT'S INTENTIONAL EVOLUTION


YESTERDAY
2009
$60M
Free Cash Flow[†]
399
Hotels
37%
Asset-Light Earnings Mix[◊†]
HYATT house


TODAY
2022
$473M
Free Cash Flow[†]
1,263
Hotels
75%
Asset-Light Earnings Mix[◊]


TOMORROW
2025
~$750M
Free Cash Flow[†]
>1,500
Hotels
>80%
Asset-Light Earnings Mix[◊]

HYATT

[†] Asset-Light Earnings Mix[◊] for 2009 does not include Net Deferrals[◊] and Net Financed Contracts[◊] in the calculation.
Figures as of each respective fiscal year end.
The Company's illustrative long-term Free Cash Flow outlook and illustrative long-term outlook for 2025 are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

9

DECISIVE, THOUGHTFUL ACTIONS SINCE 2007 POSITION HYATT AS A HIGH-GROWTH, ASSET LIGHT COMPANY PHASE 1: LAY THE GROUNDWORK PHASE 2: ACCELERATE GROWTH & ASSET-LIGHT EARNINGS MIX 2007 – 2016 2017-2022 Lead Industr y in Growth | Sell Owned Assets| Acquire Asset-Light Platfor ms Built Development Team Launched & Scaled Brands 25% 43% 47% pt Recycled Assets for 53% 28 Strategic Growth Increase in Asset-Ligh t Earnings à Mix in Just 5 Years 75% 57% 53% 47% Covid-19 Impacted 2017 2018 2019 2020 2021 2022 àà Real Estate Earnings Mix Asset-L i gh t Earnings Mix F i gures as of eac h res pec ti v e fi s c al y ear end; 2017 fi gures bas ed on fi nanc i al s res tate d i n 2018 fi nanc i al s tatemen ts . 10

STRATEGIC INVESTMENTS & EXPANSION OF BRANDS HAVE DRIVEN LOYALTY & PREFERENCE

ORGANIC BRANDS LAUNCHED

PLATFORMS ACQUIRED



Select Service
HYATT house
HYATT PLACE
UrCove by HYATT
Luxury / Lifestyle
ANdAZ HOTELS & RESORTS
HYATT CENTRIC
Caption BY HYATT
All-Inclusive
HYATT ZIVA
HYATT ZILARA
HYATT
Luxury Wellbeing
MIRAVAL
Lifestyle
DREAMHOTELGROUP
TWO ROADS HOSPITALITY
All-Inclusive
APPLE LEISURE GROUP
WORLD OF HYATT

LOYALTY PROGRAM RELAUNCH + DATA & DIGITAL INVESTMENTS



THE BEEKMAN, NEW YORK

HYATT

11

WE’RE TRANSFORMING HOW WE WORK Outcome-Centricity Experimentation: Create, Test, Learn, and Adjust Rapidly DRIVING A CULTURE OF Push Decision Making Down & AGILITY Cross-Functional Collaboration and Decision-Making SPEED 12

A N D A Z B A L I , I N D O N E S I A Resulting in... A FUNDAMENTALLY DIFFERENT COMPANY TODAY Industry Leading Growth Strategic Investments in Transformation, Differentiation, & Driving a Culture of & Acquisitions Data, Digital, & Loyalty Cash Flow Generation Agility & Speed 13

ANDAZ CAPITAL GATE, ABU DHABI
HYATT

OUR TRANSFORMATION IS DRIVING VALUE FOR SHAREHOLDERS...

WE ARE MORE FEE BASED, ASSET LIGHT, CASH FLOW GENERATIVE, & RESILIENT

>40% increase

in Adjusted EBITDA† + Net Deferrals◊ + Net Financed Contracts◊ in 2022, over 2019[1]

$473M

Free Cash Flow† generation in 2022, new record by nearly 50%

$2B

Returned to shareholders through share repurchases and dividends since year-end 2017[2]

~$90M

Reduction in annualized run-rate of capital expenditures since 2017

[1] Includes the addition of Net Deferrals◊ and Net Financed Contracts◊ since the acquisition of Apple Leisure Group ("ALG") on November 2, 2021.
[2] Share repurchases since December 31, 2017.
Figures as of fiscal year end 2022.

14

… AND WE'RE OUTPACING THE INDUSTRY

SYSTEM-WIDE ROOMS VS 2017


+64%
+31%
+22%
+14%
HYATT
Hilton
Marriott
IHG

FEE REVENUE VS 2017


+62%
+37%
+23%
+5%
HYATT
Hilton
Marriott
IHG

PIPELINE VS 2017


+67%
+21%
+8%
+15%
HYATT
Hilton
Marriott
IHG

LOYALTY MEMBERS VS 2017


+260%
+114%
+61%
+15%
HYATT
Hilton
Marriott
IHG

Source: Public filings for Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts.
Calculated comparisons based on year ends 2017 and 2022; 2017 fee revenue figures based on financials restated in 2018 financial statements.

15

HÔTEL DU PALAIS BIARRITZ —
THE UNBOUND COLLECTION BY HYATT, FRANCE

GLOBAL MACRO TRENDS & STRATEGIC INVESTMENTS PROVIDE CONTINUED TAILWINDS

Strong Industry Fundamentals Coinciding with Muted Supply

STR projecting ~8% growth in U.S. for Luxury and Upper Upscale in 2024[1]; Supply up 1% in 2023 and 1.3% in 2024[1]

Strength and Resilience of Leisure & the High-End Traveler

Intent to Travel for high-income demographics at record level[4]; Broader luxury growth exceeding GDP by 2x[5]

Resurgence of Group Demand & Accelerating Recovery in Asia Pacific

Group revenue booked in March 2023 ahead of 2019 by 30%; Asia Pacific Occupancy >70% in March 2023

Explosive Growth & Attraction to All-Inclusive

Scheduled airlift in 2023 to key all-inclusive destinations continues to expand; up 29% compared to 2019 and 12% compared to 2022[2]

Conversion Opportunities of Independent Hotels

Guest preference and loyalty program drive strong branded economics; less than 50% of Luxury hotels are branded[3]

[1] Source: Smith Travel Research U.S. Hotel Forecast Review, February 2023 Publication.
[2] Source: Cirium Aviation Analytics, as of April 2023. For travel for May to October to key All-Inclusive destinations: ACA, CUN, CUR, CZM, HUX, LIR, MBJ, MZT, POP, PTY, PUJ, PVR, SDQ, SJD, ZIG.
[3] Source: Smith Travel Research Census Data, December 2022 Publication.
[4] Source: AlphaWise US Consumer Pulse Survey - Morgan Stanley Research", April 2023 Publication.
[5] Source: The Luxury & Lifestyle Opportunity - Morgan Stanley Research", April 2023 Publication.

HYATT

16

HYATT'S PORTFOLIO IS OPTIMALLY POSITIONED...

2022 ROOMS REVENUE MIX[1] BY SEGMENT


~25%
~15%
~60%
Leisure Transient
Business Transient
Group

2022 ADJUSTED EBITDA† MIX[2] BY HOTEL TYPE


~20%
~8%
~12%
~60%
Luxury, Lifestyle, Resort
Select Service
Business/Other
Group/Convention


GRAND HYATT BOGOTÁ, COLOMBIA

HYATT

[1] Comparable system-wide hotels◊ rooms revenue inclusive of net package revenue. Group revenue includes contract rooms revenue.
[2] 2022 Adjusted EBITDA† mix by hotel type calculated based on Adjusted EBITDA† contribution of each hotel by Base, Incentive, and Franchise Fees, and/or Owned & Leased Adjusted EBITDA†.
Figures as of fiscal year end.

17

OUR VISION: A WORLD OF UNDERSTAN D ING AND CARE OUR M ISSION: WE DELIVER DISTINCT IVE EXPERIENCES FOR OUR GUESTS OUR VALUES: EM PATHY, EXPERIM ENT AT IO N, INCLUSION, INTEGRIT Y, RESPECT, WELLBEING …WE HAVE M AXIMIZE OUR CORE INTEGRATE NEW OPTIMIZE CAPITAL & OUR STRATEGY THE RIGHT BUSINESS GROWTH PLATFORMS RESOURCE DEPLOYMENT STRATEGY TO CAPITALIZE OUR PLAN CULTIVATE THE BEST DRIVE GUEST & OPERATE GROW PEOPLE & EVOLVE CUSTOMER WITH WITH THE CULTURE PERSONALIZATION EXCELLENCE INTENT OUR PURPOSE: WE CARE FOR PEOPLE SO THEY CAN BE THEIR BEST 18

ACCELERATING OUR TRANSFORMATION † UNLOCKING VALUE AND DRIVING FREE CASH FLOW A L I L A F O R T B I S H A N G A R H , I N D I A 19

EARNINGS FROM ACQUISITIONS HAVE DOUBLED EARNINGS LOST FROM DISPOSITIONS SINCE 2017...

SOLD $3.8B NET REAL ESTATE AT >16X MULTIPLE

ACQUIRED $3.6B ASSET-LIGHT PLATFORMS AT ~8X MULTIPLE



~$225M
Adjusted EBITDA† Lost from Dispositions
~$60M
Net Financed Contracts◊
~$95M
Net Deferrals◊
~$300M
Adjusted EBITDA†
2022 Earnings Gained through Acquisitions



THOMPSON CENTRAL PARK, NEW YORK

HYATT

Figures as of fiscal year end 2022.
Earnings defined as Adjusted EBITDA† plus Net Deferrals◊ plus Net Financed Contracts◊; Acquired asset-light platforms include Miraval, Two Roads Hospitality, and Apple Leisure Group.

20

HYATT REGENCY THESSALONIKI, GREECE

... ASSET-LIGHT TRAJECTORY DECREASES CAPITAL EXPENDITURES


~$321M
$201M
2017-2019 Capital Expenditures Average
2022 Capital Expenditures

Average Capital Expenditures calculated from figures as of each respective fiscal year end. 2022 Capital Expenditures as of fiscal year end 2022.

HYATT
21

ALILA KOTHAIFARU MALDIVES, INDONESIA

...RESULTING IN RECORD FREE CASH FLOW†



Free Cash Flow†
(In Millions, USD)
29
60
140
62
198
224
220
269
251
289
44
27
Covid-19 Impacted
473
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

† Figures calculated from public filings as of each respective fiscal year end; 2016 and 2017 figures based on financials restated in 2018 financial statements.

HYATT 22

A L I L A U B U D , I N D O N E S I A WE ARE MORE FEE BASED ASSET LIGHT CASH FLOW GENERATIVE RESILIENT … AND OUR JOURNEY IS NOT COMPLETE 23

SCHLOSS ROXBURGHE, UNITED KINGDOM

FREE CASH FLOW† EXPECTED TO INCREASE ~60% FROM 2022 TO 2025 DRIVEN BY OVER $1.2 BILLION IN FEE REVENUE


Free Cash Flow†
(In Millions, USD)
29
60
140
62
198
224
220
269
251
289
44
27
Covid-19 Impacted
473
550
750
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2025E

>80%

2025 Asset-Light Earnings Mix◊ Drives strong Free Cash Flow†

HYATT

Figures calculated from public filings as of each respective fiscal year end; 2016 and 2017 figures based on financials restated in 2018 financial statements.
The Company's illustrative long-term outlook for 2024 and 2025, and illustrative long-term Free Cash Flow† outlook are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

24

CAPACITY TO EXPAND SELL-DOWN COMMITMENT BEYOND 2024: ESTIMATED $2.6B-$3.2B IN OWNED ASSET VALUE REMAINING AFTER COMPLETION OF CURRENT SELL-DOWN COMMITMENT

~$300M	×	13x to 15x	=	$3.9B to $4.5B
Owned Hotel Adjusted EBITDA[1]		Assumed Multiple		

Subtracting **$1.3B**

Remaining Disposition Commitment by YE 2024

$2.6B to $3.2B

Implied Owned Real Estate Value Remaining After Completion of Current Disposition Commitment



HYATT REGENCY ARUBA RESORT SPA AND CASINO, ARUBA

HYATT

1. Estimated based on our current owned and leased hotel portfolio and assuming stabilized performance at Hyatt Regency Irvine
The Company's long-term outlook and illustrative pro forma owned hotel Adjusted EBITDA outlook are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

25

DISCIPLINED APPROACH TO ACQUISITIONS WE WILL CONTINUE FOCUSING ON VALUE ACCRETIVE PLATFORMS WHILE RETURNING EXCESS CAPITAL TO SHAREHOLDERS Asset-Light Earnings Complementary or Adjacent Customer Base Significant Embedded & Prospective Growth Expands Geographic Footprint Offers Compelling Guest Experience C A R M E L V A L L E Y R A N C H , C A L I F O R N I A 26

STRATEGIC ACQUISITIONS A DEEPER DIVE INTO HYATT’S TRANSFORMATION M I R A V A L A R I Z O N A R E S O R T A N D S P A , A R I Z O N A 27

Acquired Acquired Acquired Acquired 2017 2018 2021 2023 ACQUISITIONS TRANSFORM HYATT PORTFOLIO, INCREASE GUEST CHOICE, ENHANCE LOYALTY, AND DRIVE STRONG RESULTS 28

MIRAVAL

Miraval extends our reach into wellbeing & is deeply valued by our most loyal guests


HYATT
MIRAVAL ARIZONA RESORT AND SPA, ARIZONA

~$400M

Acquisition Price + Development CapEx

~$35M

2023E Adjusted EBITDA†

45%

World of Hyatt Room Night Contribution

LEADING IN LUXURY


Total Revenue PAR (TRevPAR)
$915
$487
EBITDA PAR
$186
$110
Miraval
U.S. Luxury Chain Scale

The Company's long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

Source: U.S. Luxury Chain Scale figures from "Smith Travel Research U.S. Monthly P&L Review", December 2022 Publication.
World of Hyatt, TRevPAR, and EBITDA PAR figures as of fiscal year end 2022.

29

HYATT

ALILA VENTANA BIG SUR, CALIFORNIA

TWO ROADS HOSPITALITY

Two Roads Hospitality is a high-growth platform embraced by our members

~$467M
Acquisition Price

~$50M
2023E Fees

~$30+M
Estimated Stabilized Pipeline Fees

43%
World of Hyatt Room Night Contribution

The Company's long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

ACCELERATING GROWTH


18
12
10
5
At time of Acquisition
As of Q1 2023
Open Rooms
Pipeline
(in thousands)

World of Hyatt Contribution as of fiscal year end 2022.

30

SECRETS CAP CANA RESORT & SPA,
DOMINICAN REPUBLIC
HYATT

APPLE LEISURE GROUP

ALG has been our most transformative acquisition

$231M
2022 Adjusted EBITDA†

+

$94M
2022 Net Deferrals◊

+

$63M
2022 Net Financed Contracts◊

$2.7B
Acquisition Price

21%
World of Hyatt Room Night Contribution

Adjusted EBITDA†, Net Deferrals◊, and Net Financed Contracts◊ figures as of fiscal year end 2022.

LEADING IN ALL-INCLUSIVE


ALG Resorts (Rooms)
34
31
At Time of Acqusition
Year-end 2022
(in thousands)

World of Hyatt Contribution based on the three-month period ended March 31, 2023.

31

DREAM DOWNTOWN, NEW YORK

DREAMHOTELGROUP

Dream Hotel Group acquisition broadens our lifestyle reach & provides differentiated experience for our loyal members

~$125M Acquisition Price → **~$12M** Expected Management Fees[1] of Open Hotels

Up to **$175M** Contingent Consideration through 2028 → Up to **$27M** Expected Management Fees[1] of Signed Agreements if opened

[1] Expected management fees from open hotels based on stabilization in 2024. Open hotels and signed agreements figures as of March 31, 2023.

EXPANDING LIFESTYLE REACH


DHG Hotels
12
24
Open Hotels
Signed Agreements

- Extends footprint in key markets: Nashville, Hollywood, South Beach, Durham, New York City, and Catskills
- Signed long-term agreements represent additional destinations including Las Vegas, Saint Lucia, and Doha

The Company's long-term outlook are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT

32

SECRETS LANZAROTE RESORT & SPA, SPAIN

OUR ACQUISITIONS DRIVE DIFFERENTION & SERVE AS A PLATFORM FOR LONG-TERM GROWTH

MIRAVAL

TWO ROADS HOSPITALITY

APPLE LEISURE GROUP

DREAMHOTELGROUP

>50K
Luxury, Lifestyle, or Resort Hotel Rooms

~20K
Pipeline

>$500M
Stabilized Earnings Contribution Estimate

~8X
Aggregate Earnings Multiple On Purchase Price

Earnings Contribution Estimate defined as Adjusted EBITDA[1] plus Net Deferrals[1], and Net Financed Contracts[1]. Stabilized Earnings Contribution Estimate includes stabilized assumption for Dream Hotel Group Acquisition.
Existing inventory and pipeline as of March 31, 2023; includes assumption for pipeline rooms for Dream Hotel Group.
The Company's long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT 33

APPLE LEISURE GROUP

ASSET LIGHT, FEE BASED, VERTICALLY INTEGRATED

SECRETS IMPRESSION MOXCHÉ, MEXICO

HYATT

HYATT AND RELATED MARKS ARE TRADEMARKS OF HYATT CORPORATION OR ITS AFFILIATES. © 2023 HYATT CORPORATION. ALL RIGHTS RESERVED

34

SECRETS AKUMAL RIVIERA MAYA, MEXICO

SPEAKERS



MARK HOPLAMAZIAN

PRESIDENT AND CHIEF EXECUTIVE OFFICER



RODRIGO LLAGUNO

GROUP PRESIDENT, UNLIMITED VACATION CLUB



RAY SNISKY

GROUP PRESIDENT, ALG VACATIONS

HYATT

35

S E C R E T S B A H I A M I T A S U R F & S P A R E S O R T , M E X I C O RECORD AIRLIFT INTO ALL -INCLUSIVE MARKETS REFLECTS GROWING POPULARITY 1 AIRLIFT TO TOP ALL-INCLUSIVE DESTINATIONS HAS INCREASED NEARLY 250% SINCE 2005; CONTINUES TO STRENGT HEN IN 2023 Airlift Seat Volume to Key All-Inclusive Destinations 30 20 10 0 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 S c hedul ed A i rl i ft S eat V ol ume 1 T op al l -i nc l us i v e mark ets i nc l ude: Canc ún , Méx i c o; Montego B ay , J amai c a; P unta Cana, Domi ni c an Republ i c ; and Cabo S an Luc as , Méx i c o. S ourc e: Ci ri um A v i ati on A nal y ti c s , A pri l 2023. 36 Seats (Millions)

HIGH-END TRAVELERS LOVE ALL-INCLUSIVE

ALG ALL-INCLUSIVE GUESTS SAVE

13%

per room night at ALG resorts when compared to non-all-inclusive comparable set[1]

- Convenience
- Value
- Simplicity

Guests value the **convenience and ease of an all-inclusive offering**, when they can also ensure **great service, accommodations and meals.**


ZOËTRY PARAISO DE LA BONITA, MEXICO

[1] Source: Non-all-Inclusive comparison set based on HotStats P&L Analysis as of December 2022 for the trailing 12-month period compared to ALG Comparable properties for the same set of metrics over same time period. Non-all-inclusive brands in the comparison-set include JW Marriott, Hilton, Marriott, Fairmont, Grand Hyatt, Westin, and Conrad brands in Mexico resort destinations.

HYATT 37

OWNERS LOVE ALL-INCLUSIVE


SECRETS HUATULCO RESORT & SPA, MEXICO

- Owners value strong financial returns through **high occupancy, effective cost management** and **high GOP margins**
- Over **80% of hotels in the ALG portfolio are composed of multi-property owners,** a strong indication of owner satisfaction

RELATIVE TO NON-ALL-INCLUSIVE COMPARABLE SET[1], ALG OWNERS GENERATE

34%
more profit per available room

940 bps
higher gross operating profit margins

[1] Source: Non-all-Inclusive comparison set based on HotStats P&L Analysis as of December 2022 for the trailing 12-month period compared to ALG Comparable properties for the same set of metrics over same time period. Non-all-inclusive brands in the comparison-set include JW Marriott, Hilton, Marriott, Fairmont, Grand Hyatt, Westin, and Conrad brands in Mexico resort destinations.

HYATT

38

ALL-INCLUSIVE GUESTS INCREASINGLY PREFER LUXURY AND UPPER UPSCALE B R E A T H L E S S NEARLY 80% OF ALL-INCLUSIVE ROOMS ADDED SINCE 2020 R I V I E R A C A N C U N R E S O R T & S P A , ARE IN THE LUXURY AND UPPER UPSCAL E CHAIN SCALE M E X I C O Mix of Rooms Added in All-Inclusive Segment by Decade 22% 37% 42% 48% 32% 27% 25% 18% 46% 36% 34% 33% 1990 2000 2010 2020 Luxury Upper Upscale Upscale & Below S ourc e: S mi th T rav el Res earc h Cens us Data for A l l -Inc l us i v e P roper ti es as defi ned by S mi th T rav el Res earc h as of Dec emb e r 2022. Data c al c ul ated bas ed on hotel openi ng date; onl y hotel s w i th a defi ned openi ng date refl ec te d i n perc ent a g es pres en te d abov e . 39

APPLE LEISURE GROUP I N N OVAT OR S OF L U X U R Y A L L - IN C L U S IV E D R E A M S N A T U R A R E S O R T & S P A , M E X I C O 40

SECRETS MOXCHÉ, MEXICO

ALG'S END-TO-END SOLUTIONS DRIVE LOYALTY AND GROWTH

Booking platform provides **all-inclusive vacation experiences** including flights, transport, excursions, and resort packages


ALG VACATIONS.
APPLE LEISURE GROUP
Inclusive
COLLECTION
UNLIMITED
VACATION CLUB

World's **largest portfolio of luxury all-inclusive resorts**

Membership program provides **exclusive offerings** at our all-inclusive luxury resort properties[1]

[1] Unlimited Vacation Club ("UVC") membership program only available at ALG resorts in the Americas as of March 31, 2023.

HYATT

41

A L U A S O U L I B I Z A , S P A I N Management Membership Fees Revenues Primarily driven by Primarily driven by fees paid by hotel the sale of ALG MODEL DRIVES owners to manage or Unlimited Vacation AS S E T franchise a resort Club membership SIGNIFICANT FEE- property contracts L IGHT BASED EARNINGS Distribution and Destination Management Revenues Primarily driven by revenues from reservations booked through ALG Vacations 42

Z O Ë T R Y M A L L O R C A , S P A I N ALG’S UNIQUE COMPETITIVE ADVANTAGES HAVE LED TO EXPLOSIVE GROWTH 34 32 Number of resort properties ~16% 25 grew from only 9 in 2007 to 24 CAGR 20 19 19 111 resorts 15 14 in 2022 13 12 10 8 6 5 4 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ALG Resorts Rooms ('000 T housands) F i gures as of eac h res pec ti v e fi s c al y ear end. 43

A L G + H YAT T INCLUSIVE COLLECTION A L U A C A L A S D E M A L L O R C A R E S O R T , S P A I N 44

Mexico Pacific
Mexico Caribbean
Dominican Republic
St. Martin
Jamaica
Aruba
Curaçao
Colombia
St. Lucia
Panama
Costa Rica
Footprint as of Dec'22
Spain Balearic
Spain Mainland
Portugal
Bulgaria
Spain Canary
Greece
Resorts Open
Resorts Coming Soon

INCLUSIVE COLLECTION:

THE LARGEST PORTFOLIO OF LUXURY ALL-INCLUSIVE RESORTS IN THE WORLD[1]

9	121	38K	$3B
Brands	Resorts	Rooms	Total System Revenue[2]

HYATT

[1] Source: Smith Travel Research Census Data for All-Inclusive Properties as defined by Smith Travel Research, December 2022 Publication.
[2] Represents Total Revenue generated on property at Inclusive Collection resorts.
Figures based on fiscal year end 2022.

45

LEADING POSITION IN LUXURY ALL-INCLUSIVE

THROUGH THE LAUNCH OF THE "INCLUSIVE COLLECTION" HYATT HAS A LEADING POSITION IN LUXURY ALL-INCLUSIVE

Global Luxury Chain Scale All-Inclusive Market Share


33%
14%
10%
8%
8%
Hyatt Inclusive Collection
Grupo Pinero
Palladium Hotel Group
Sandals Resorts
Palace Resorts


33%
Global Luxury Chain Scale All-Inclusive Market Share



HYATT ZIVA CAP CANA, DOMINICAN REPUBLIC

Source: Smith Travel Research Census Data for All-Inclusive Properties as defined by Smith Travel Research as of December 2022.

HYATT
46

UNLIMITED VACATION CLUB H I G H LY VA L U E D B Y M E M B E R S A N D O W N E R S S E C R E T S M O X C H É , M E X I C O 47

UNLIMITED VACATION CLUB BENEFITS MAXIMIZE VALUE FOR MEMBERS Access to the largest network of luxury all-inclusive properties Free nights and discounts on room prices across all ALG resorts with room upgrades VIP treatment on property, including a streamlined check-in process, access to special areas, and invitations to exclusive member-only events Full flexibility to choose vacation weeks and resort locations S E C R E T S P A P A G A Y O , C O S T A R I C A 48

S E C R E T S M A R O M A B E A C H R I V I E R A C A N C U N , M E X I C O UNLIMITED VACATION CLUB IS A HIGHLY VALUED UNIQUE SOURCE OF DEMAND Active Member Growth ENGAGED (in thousand s) 131 MEMBERS 118 106 103 87 69 52 FUELS 38 PERFORMANCE 27 19 4 0 11 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022% % % ~11 ~20 <6 NETWORK of rooms occupied at of signed contrac ts are upgrades from av erage early termina ti on rate of EFFECT ALG resorts are members ex isting members to a higher tier membersh ip s sold ov er the past 5 y ears Unl i mi ted V ac ati on Cl ub i s onl y av ai l abl e at A LG res orts i n the A meri c as as of Marc h 31, 2023. F i gures as of eac h res pec ti v e fi s c al y ear end. 49

UNLIMITED VACATION CLUB EARNINGS ARE DURABLE; NEW CONTRACTS TRACK CLOSELY TO ALG AMERICAS GROWTH NEW SIGNED CONTRACTS ARE STRONGLY CORRELATED TO ALG SYSTEM GROWTH IN THE AMERICAS 30, 000 2022: Record year of 25, 000 new contracts signed 2017-2019 20, 000 2021: Contracts 2016 Signed jumps after Covid-19, consistent 15, 000 2020: Relationship of with hotel re- openings 2015 New Contracts signed to Rooms Available holds during Covid- 19 10, 000 2013 2014 2011 2012 5, 000 2010: Program Launched - - 1, 000, 000 2, 000, 000 3, 000, 000 4, 000, 000 5, 000, 000 6, 000, 000 7, 000, 000 8, 000, 000 9, 000, 000 ROOMS AVAILABLE — ALG RESORTS IN THE AMERICAS Figures as of each respective fiscal year end. ALG system size for the purposes of the regression analysis is defined by ALG properties in the Americas. 50 NEW CONTRACTS EXCLUDING UPGRADES

ALGVACATIONS.

ALG VACATIONS

ONE OF THE LARGEST PROVIDERS OF LEISURE TRAVEL TO MEXICO & THE CARIBBEAN



SECRETS PLAYA MUJERES GOLF & SPA RESORT, MEXICO

HYATT

51

ALG VACATIONS SUPPORTS TRAVEL ADVISORS & GUESTS, DRIVING IMPRESSIVE MARKET SHARE AS A DISTRIBUTION PLATFORM

- **Online marketplace** for travel suppliers and U.S.-based travel advisors
- Provides **dynamic packaging & multi-channel merchandising to airlines, hotels, & tour operators** for both B2B & B2C
- Personalized support to travel advisors & guests delivers a **seamless booking experience** and customer service

173K	$3.5B	875K
Travel advisors on platform	Annual travel bookings	Properties accessible worldwide


SECRETS AKUMAL
RIVIERA MAYA, MEXICO

Figures represent ALG Vacations business as of fiscal year end 2022 and do not include Trisept Solutions external customers.

HYATT
52

ZOËTRY MONTEGO BAY, JAMAICA
HYATT

12%

ALG Vacations is estimated to account for 12% of all travelers from the United States to key all-inclusive markets in Mexico & Caribbean; Driving strong market share for owners

Source: Estimated volume of leisure travelers into Mexico and the Caribbean based on a McKinsey and Company analysis using IATA data; Key All-Inclusive destinations include Cancun, Punta Cana, and Montego Bay.

53

ALG VACATIONS HELPS DRIVE STRONG OCCUPANCY TO ALG RESORTS

OCCUPANCY FOR ALG RESORTS COMPARED TO A NON-ALL-INCLUSIVE COMPARABLE SET[1]



90%
80%
70%
60%
50%
40%
30%
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
ALG Resorts
Non-All-Inclusive Comp Set[1]

1360 bps higher occupancy in 2022 vs. non-all-inclusive comparable set[1] **powered by ALG Network, including ALG Vacations**

ALG Vacations drives **effortless booking experiences** for guests & steady demand generation for owners

Partnerships with top travel companies & suppliers means value for guests, driving bookings, & **higher occupancy** for owners

Seamless integration with broader ALG network, enabling owners access to resources and support, **driving optimal business performance**

HYATT

[1] Source: Non-all-inclusive comparison set based on HotStats P&L Analysis as of December 2022 for the trailing 12-month period compared to ALG Comparable properties for the same set of metrics over same time period. Non-all-inclusive brands in the comparison-set include JW Marriott, Hilton, Marriott, Fairmont, Grand Hyatt, Westin, and Conrad brands in Mexico resort destinations.

54

FUELING THE CONTINUED GROWTH OF ALG Z O Ë T R Y C U R A Ç A O R E S O R T & S P A , C U R A Ç A O 55

DREAMS LAS MAREAS, COSTA RICA
HYATT

WORLD OF HYATT FUELS CONTINUED GROWTH AT ALG RESORTS

>30% Spend premium of World of Hyatt members versus Non-Members at ALG resorts

Since completion of ALG transaction, World of Hyatt member contribution at ALG resorts in the Americas has increased from

0% *Prior to Acquisition* → **21%** *Following Acquisition*[1]

>500K New World of Hyatt Members who have signed up at ALG Resorts[2]

[1] Reflects Membership Contribution as of the three-month period ending March 2023.
[2] As of March 31, 2023, UVC membership program only available at ALG resorts in the Americas as of March 31, 2023.

56

SECRETS IMPRESSION ISLA MUJERES, MEXICO



DREAMS FLORA RESORT & SPA, DOMINICAN REPUBLIC



DREAMS SUNNY BEACH RESORT & SPA, BULGARIA



DREAMS GRAND ISLAND, MEXICO



ZOETRY CURAÇAO RESORT & SPA, CURAÇAO



SECRETS TULUM RESORT & BEACH CLUB, MEXICO

12 NEW RESORTS TO OPEN IN 2023, ADDING 5,000 ROOMS

Openings scheduled for 2023 in 8 destinations across 4 countries

MEXICO PACIFIC

Dreams Estrella del Mar

MEXICO CARIBBEAN

Secrets Impression Isla Mujeres

Secrets Tulum

Dreams Grand Island

Vivid Grand Island

DOMINICAN REPUBLIC

Dreams Flora Resort & Spa

Secrets Tides Resort & Spa

CURAÇAO

Zöetry Curaçao (Room Addition)

BULGARIA

Dreams Sunny Beach Resort

Secrets Sunny Beach Resort

Alua Helios Bay

Alua Sun Helios Beach

HYATT

Openings based on pipeline as of March 31, 2023.
The Company's outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

57

ALG SEGMENT DRIVES SIGNIFICANT CASH FLOW GENERATION

ASSET-LIGHT PLATFORM HAS EXCEEDED EXPECTATIONS; FINANCIAL PERFORMANCE DRIVES STRONG FREE CASH FLOW

Full-Year 2022 ALG Segment Financial Results

Adjusted EBITDA†, Net Deferrals◊, and Net Financed Contracts◊

(In Millions, USD)



$231
$94
$63
Adjusted EBITDA †
Net Deferrals ◊
Net Financed Contracts ◊

~75%

FREE CASH FLOW CONVERSION◊



BREATHLESS CANCUN SOUL RESORT & SPA, MEXICO

HYATT

Figures as of fiscal year end 2022.

58

H YAT T + A L G WE’RE JUST GETTING STARTED Z O Ë T R Y C A S A D E L M A R L O S C A B O S , M E X I C O 59

L A Z A M B R A , S P A I N PERSONALIZING THE GUEST & CUSTOMER EXPERIENCE MARK VONDRASEK | EVP & CHIEF COMMERCIAL OFFICER 60

61

WE'RE BUILDING FROM A POSITION OF STRENGTH

MEMBER GROWTH AND LOYALTY PENETRATION VS 2017

+2.6X +1200 BPS


2017
2022
2017
2022

System-Wide

DIRECT CHANNEL VS 2019

+310 BPS


2019
2022

System-Wide

MARKET SHARE VS 2019

+220 BPS


2019
2022

System-Wide

ALILA VILLAS ULUWATU, INDONESIA

HYATT

Figures based on and calculated from each respective fiscal year end.
Market share data sourced from Smith Travel Research as of December 2022.

62

SCALE AFFORDS INCREASED INVESTMENT

$22B

Our system is expected to generate $22B in revenue in 2023

+44%

Increase in spend on behalf of our hotels expected in 2023, relative to 2019 (excludes World of Hyatt and ALG)



THOMPSON ZIHUATANEJO, MEXICO

HYATT

Increase in spend represents contributions into Commercial Services funds and does not include Apple Leisure Group properties.
The Company's long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

63

A N D A Z A M S T E R D A M P R I N S E N G R A C H T , N E T H E R L A N D S INSIGHTS SHAPING Changes in Why Care for the Wellbeing & Familiar, Flexible & How People Sustainability & Secure OUR WORK We Travel I Care About Passions Technology 64

G R A N D H Y A T T A M M A N , J O R D A N KEY AREAS OF FOCUS Harnessing Value Redefining Commercializing Wellbeing & 2 from Our Growth 1 Loyalty 3 Ancillary Offerings Reimagining Sales, Meetings Elevating Our Digital & 4 5 & Events Technology Platforms 65

HARNESSING VALUE FROM GROWTH



Bergen
Oslo
Turku
Helsinki
Stockholm
Saint Petersburg
Estonia
Gothenburg
Latvia
Tver
North Sea
Denmark
Lithuania
United Kingdom
Ireland
Belarus
Berlin
Poland
Voronezh
Germany
Belgium
Kharkiv
Frankfurt
Czechia
Ukraine
Slovakia
Nantes
France
Austria
Hungary
Rostov-on-Do
Moldova
Switzerland
Slovenia
Romania
Krasnodar
Bordeaux
Bosnia and Herzegovina
Oviedo
Skopje
Bulgaria
Spain
Barcelona
Istanbul
Samsun
Albania
Portugal
Valencia
Naples
Turkey
Greece
Seville
Algiers
Tunis
Antalya
Adana
Oran
Cyprus
Syria
Tunisia

- HYATT + ALG + LINDNER
- MR & MRS SMITH

HYATT

On April 28, 2023 Hyatt announced an agreement to acquire Mr & Mrs Smith; the transaction is anticipated to close in Q2 2023.
The Company's long-term outlook are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

REDEFINING LOYALTY “Best Hotel Rewards Program” “America’s Best Loyalty Program”

BUILDING ON MOMENTUM IN LOYALTY

WORLD OF HYATT MEMBER VALUE

Stay +46% More more stays in a year than profiled non-members	**90%** of member room nights are booked direct
Spend +73% More average spend per year than profiled non-members	**1 = 40** 1 Globalist = the revenue value of 40 non-members


FUJI SPEEDWAY HOTEL, JAPAN

HYATT

The Company's long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

68

P Á R I S I U D V A R H O T E L B U D A P E S T , H U N G A R Y DIFFERENTIATED BENEFITS FROM STRATEGIC ALLIANCES 69

HOTEL SOPHIA BARCELONA, SPAIN

Globalist

"This is simply **an awesome benefit**. I used it recently for my brother…I **love being able to treat my close friends and family to something special**."

Travel Advisor

"I **love this idea as relates to Hyatt** because they're, of course, **all about care**. No one else is doing this in their loyalty program. This is a **big differentiator**."

Corporate Decision Maker

"I think that it is something that **is unparalleled in the industry**. Something like this **sets one brand apart**."

A UNIQUE TIME AND OPPORTUNITY TO SHAPE WHAT LOYALTY MEANS IN HOSPITALITY FOR GUESTS AND CUSTOMERS WITH GUEST OF HONOR

HYATT

70

[VIDEO]

A N D A Z C O S T A R I C A R E S O R T A T P E N I N S U L A P A P A G A Y O , C O S T A R I C A COMMERCIALIZING WELLBEING & ANCILLARY OFFERINGS 72

MIRAVAL BERKSHIRES RESORT AND SPA, MASSACHUSETTS

ICONIC EXPERIENCES OFFERED AT SCALE

MIRAVAL SIGNATURE EXPERIENCES

150+ wellbeing experiences globally inspired by the hospitality brand leader in wellbeing

+ headspace

Targeted global alliances with exclusive collaborations

+ Together by Hyatt FIND

Branded, scaled & infused across the guest journey

HYATT

73

[VIDEO]

A N D A Z M A U I A T W A I L E A R E S O R T COMMERCIALIZING AT SCALE 75

REIMAGINING SALES, MEETINGS & EVENTS 76

ANDAZ LONDON LIVERPOOL STREET,
UNITED KINGDOM

From 2019 to 2022 we grew market share in

90%

of our top 10 corporate accounts

BUILDING ON MOMENTUM IN SALES, MEETINGS & EVENTS

GROUP MARKET SHARE

+510BPS


2019
2022

HYATT PRIVÉ SALES GROWTH

+116%


2019
2022

Figures as of each respective fiscal year end.
Group Market Share per Smith Travel Research as of December 2019 and 2023, respectively.

HYATT

77

REIMAGINING SALES, MEETINGS & EVENTS hyatt.com/events Redesign S trengthening Hyatt P rivé & Leverage E xtending World of Hyatt B enefits to Customers Together by Hyatt: Wellbeing & S ustainability 78

[VIDEO]

ELEVATING OUR DIGITAL & TECHNOLOGY PLATFORMS 80

THOMPSON ATLANTA —
BUCKHEAD, GEORGIA

BUILDING ON MOMENTUM IN DIGITAL

20
MONTHS
OF DIGITAL DIRECT OUTPERFORMING OTA's

+5%
CLICK TO BOOK

40%
LOWER BOUNCE
ON NEW PROPERTY SITES


DIRECT CHANNEL VS 2019
+310 BPS
2019
2022
System-Wide

Figures as of each respective fiscal year end.

HYATT
81

ELEVATING OUR DIGITAL PLATFORMS DISCOVERY SEARCH PERSONALIZATION 82 82

A L I L A M A N G G I S , I N D O N E S I A ELEVATING OUR TECHNOLOGY PLATFORMS PROFIT- BEST- SPEED-TO- OPTIMIZED IN-CLASS MARKET Revenue Management Central Reservations Integration System System Capabilities 83 83

KEY AREAS OF FOCUS


HARNESS VALUE FROM GROWTH
REDEFINE LOYALTY
REIMAGINE SALES, MEETINGS & EVENTS
COMMERCIALIZE WELLBEING & ANCILLARY
ELEVATE DIGITAL & TECHNOLOGY

HYATT
84

GROWING WITH INTENT

MARK HOPLAMAZIAN | PRESIDENT & CHIEF EXECUTIVE OFFICER



ALILA WUZHEN, CHINA

HYATT

HYATT AND RELATED MARKS ARE TRADEMARKS OF HYATT CORPORATION OR ITS AFFILIATES. © 2023 HYATT CORPORATION. ALL RIGHTS RESERVED.

85

HYATT HAS LED THE INDUSTRY IN NET ROOMS GROWTH FOR 6 CONSECUTIVE YEARS Hyatt NET ROOMS GROWTH 2017 – 2022 Marriott Hilton IHG + % + % + % + % + % + % 7.0 7.2 7.4 5.2 6.7 6.1 + + + + + + 50BPS 20BPS 80BPS 10BPS 200BPS 50BPS Ex cludin g: Two Roads & ALG 0.3% 5.6% 6.5% 4.0% 4.7% 7.0% 4.8% 4.8% 6.6% 5.6% 3.1% 5.1% 3.9% 5.6% 3.1% 4.7% 3.6% 2017 2018 2019 2020 2021 2022 -0.6% Two Roads & + + 640bps 1,340bps ALG Impact: Net rooms grow th bas i s poi nt c ompari s o n repres e n ts Hy att Hotel s Corpor a ti on c ompare d to the nex t c l os es t peer fi gure. Hy att Hotel s Corpo ra ti o n net rooms grow th ex c l udes the i mpac t of mergers and ac qui s i ti o ns ; peer fi gures hav e not been adj us te d. 86 S ourc e: 2017 -20 2 2 P ubl i c fi l i ngs for Hy att Hotel s Corpor a ti o n , Hi l ton Worl dw i de Hol di ngs Inc ., Marri ot t Interna ti on al Inc ., and IHG Hotel s & Res orts .

WE'VE GROWN WITHOUT COMPROMISING QUALITY...

Chain scale mix of net rooms growth over the past 5 years (2017-2022)

Hyatt focused growth on **Luxury** properties to serve high-end customers

While competitors focused on **Upscale** and **Upper Midscale** & **Midscale**



Luxury
Upper Upscale
Upscale
Upper Midscale
HYATT
39%
29%
29%
3%
Marriott
10%
18%
46%
26%
Hilton
3%
15%
30%
52%
IHG
9%
8%
28%
55%
Luxury
Upper Upscale
Upscale
Upper Midscale & Midscale

Chain scales defined by Smith Travel Research.

Source: Chain Scale determined by Smith Travel Research. Excludes brands listed as other or excluded from STR Chain Scales. Figures do not include vacation ownership, residential, condominium ownership units, or yachts.

Source: 2017-2022 Earnings Releases and Annual Reports; Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts.

7PINES RESORT
IBIZA, SPAIN

87

… AND TRANSFORMED OUR PORTFOLIO

LUXURY, LIFESTYLE, OR RESORT ROOMS AS % OF PORTFOLIO 2017 – 2022



304K
135K
169K
186K
59K
127K
+76K
Luxury, Lifestyle, or Resort Rooms
Luxury, Lifestyle, or Resort
All Other
2017
2022

32%
portfolio mix of Luxury, Lifestyle, or Resort

44%
portfolio mix of Luxury, Lifestyle, or Resort



HANA-MAUI RESORT, HAWAII

HYATT

Figures as of fiscal year ends 2017 and 2022 and calculated based on Smith Travel Research classifications. Luxury, lifestyle, and resort hotels as defined by Smith Travel Research.

88

SINCE 2017, HYATT HAS:

2X Luxury Rooms	**3X** Resort Rooms	**4X** Lifestyle Rooms
18 New Countries entered	**224** New Sub-Markets entered	**13** Brands added


PARK HYATT ZANZIBAR, TANZINIA

HYATT

Figures as fiscal year end 2022 and do not include vacation ownership, residential, or condominium ownership units. Figures calculated as of fiscal year end 2017.
Figures calculated based on Smith Travel Research classifications.
Luxury, lifestyle, and resort hotels as defined by Smith Travel Research.

HYATT ZIVA RIVIERA
CANCUN, MEXICO

HYATT HAS THE FASTEST GROWING LUXURY PORTFOLIO

Net change in Luxury Chain Scale rooms 2017 – 2022


+46K
+25K
+10K
+7K
HYATT
Marriott
INTERNATIONAL
IHG
Hilton
HOTELS & RESORTS

HYATT

Figures as fiscal year end 2022 and do not include vacation ownership, residential, or condominium ownership units. Figures calculated as of fiscal year ends 2017 and 2022.
Luxury, lifestyle, and resort hotels as defined by Smith Travel Research.
Source: 2017-2022 Earnings Releases and Annual Reports; Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts.

90

HYATT IS DIFFERENTIATED WITH A COMMANDING POSITION IN PROPERTIES MOST VALUED BY OUR LOYALTY MEMBERS

GLOBAL MARKET SHARE OF LUXURY BRANDED ROOMS IN RESORT LOCATIONS



HYATT
18%
Marriott INTERNATIONAL
15%
IHG
7%
Hilton HOTELS & RESORTS
4%

#1

Global Market share of Luxury Rooms in Resort Locations



PARK HYATT ST. KITTS CHRISTOPHE HARBOUR, ST. KITTS

HYATT

Figures as fiscal year end 2022 and calculated based on Smith Travel Research classifications. Luxury, lifestyle, and resort hotels as defined by Smith Travel Research.

91

HYATT IS THE PREMIER HOTEL BRAND FOR HIGH-END TRAVELERS

Average Rates



$195
$173
$151
$124
HYATT
Marriott INTERNATIONAL
Hilton HOTELS & RESORTS
IHG



ANDAZ MAUI AT WAILEA RESORT, HAWAII

HYATT

Reported figures as fiscal year end 2022.
Source: 2017-2022 Earnings Releases and Annual Reports; Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts.

92

HYATT’S GROWTH OUTLOOK IS STRONG P A R K H Y A T T M A L D I V E S H A D A H A A , I N D O N E S I A 93

WE EXPECT TO MAINTAIN OUR INDUSTRY LEADING POSITION; NET ROOMS GROWTH OF 6-7% PLANNED



47,000
6-7%
NRG CAGR
2024-2025
25,000
13,000
16,000
15,000
19,000
18,000
21,000
22,000
9,000
12,000
12,000
12,000
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2024E
2025E
Organic Rooms
M&A Rooms



7PINES RESORT SARDINIA, ITALY

HYATT

Organic and M&A rooms represents net rooms added per year as of each respective fiscal year end.
The Company's 2023 outlook and illustrative long-term outlook for 2024 and 2025 are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

94

RECORD PIPELINE FUELS ROOMS GROWTH

580
PROPERTIES

117,000
ROOMS


Franchised
Managed
33%
Pipeline Rooms by Type
67%


Americas
EAME
ASPAC
ALG
7%
23%
Pipeline Rooms by Segment
49%
21%


Luxury[1]
Upper Upscale[2]
Upscale & Upper Midscale[3]
29%
40%
Pipeline Rooms by Chain Scale
31%

ALILA DIWA GOA, INDIA

HYATT

Figures as fiscal year end 2022. Pipeline represents approximate mix.
Chain scale classification as defined by Smith Travel Research.
Source: 2017-2022 Earnings Releases and Annual Reports; Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts

95

ALILA SOLO,
INDONESIA


ANDAZ MUNICH SCHWABINGER
TOR, GERMANY

OUR PIPELINE LEADS THE INDUSTRY AS % OF EXISTING BASE

ROOMS IN PIPELINE AS % OF EXISTING ROOMS


38%
37%
33%
31%
HYATT
Hilton
HOTELS & RESORTS
Marriott
INTERNATIONAL
IHG

HYATT

Figures calculated as fiscal year end 2022.
Source: 2022 Earnings Releases and Annual Report; Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts.

96

SIGNIFICANT OPPORTUNITY TO ENTER MORE MARKETS AND EXPAND DEPTH IN EACH MARKET

HOTELS PER MARKET

Peer Average	HYATT
14	**4**
Hotels per Market	Hotels per Market

Hyatt peers, on average, have

10 more hotels

per market compared to Hyatt,

giving significant room for growth

GLOBAL MARKET COVERAGE: HYATT COMPARED TO PEERS



Top 200 Markets
93%
100%
Middle 200 Markets
60%
96%
Remaining Markets
16%
63%
HYATT
Peer Average

HYATT

Peer figures include Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts as of December 31, 2022.
Markets and location type determined by Smith Travel Research. Top 200 Markets are determined by aggregate room count of Hyatt, Marriott, Hilton, and IHG by market, globally.
Source: Smith Travel Research Census as of December 2022.

97

ATTRACTIVE FOUNDATION FOR GROWTH

BRAND AWARENESS, LOCATION IN TOP MARKETS, & PORTFOLIO DIFFERENTIATION PROVIDE AN OPPORTUNITY FOR SIGNIFICANT EXPANSION



95%

Hyatt brand awareness[1] in U.S., in line with top competitors & ahead of competitive set average



93%

Hotel presence in top 200 global markets



HYATT CENTRIC CAMPESTRE
LEÓN, FRANCE

Brand awareness based on survey conducted by Hyatt of 1,500 individuals within the United States who have stayed at a hotel at least 6 nights in the past year.
STR Markets and location type determined by Smith Travel Research. Top 200 Markets are determined based on aggregate room count by market for Hyatt, Marriott, Hilton, and IHG by market globally.

HYATT
98

BACKED BY DATA OUR RESEARC H CONFIRM S THE OPPORT UNIT Y > % 60 When guests who stay at Hyatt also stay 1 guest spend with a competitor, nearly two-thirds of the time it is because: there is no Hyatt within 5 miles, or, the guest stayed at a lower chain scale hotel 1 V i s a Cons ul ti n g & A nal y ti c s , Dec emb e r 2022. 99

HYATT HOUSE DENVER/
DOWNTOWN, COLORADO

250+

U.S. Submarkets Targeted to Enter

GROWING OUR FOOTPRINT

SIGNIFICANT OPPORTUNITY TO BROADEN OUR SUBMARKET PRESENCE IN THE UNITED STATES


100%
U.S. submarket penetration gap that Hyatt plans to address
Current Hyatt submarket penetration by location type

	Urban	Airport	Resort	Suburban	Interstate	Small Metro/Town
Total U.S. Submarkets	68	38	41	309	51	147

Source: Smith Travel Research Census. U.S. Submarket locations determined by sub-market, October 2022.
The Company's illustrative long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT 100

AN UPPER MIDSCALE BRAND CONCEIVED BY DEVELOPERS 101

DEVELOPER-DRIVEN APPROACH BRAND RESPONSIVE TO GUEST & OWNER NEEDS Simple design that is intended to keep construction costs low Extended stay offering designed to be flexible for developer needs Operating model designed to be efficient, streamline hotel operations, & generate outsized returns 102

BOOSTS NETWORK EFFECT & FURTHER ACCELERATES INDUSTRY LEADING GROWTH

INTEREST IS STRONG

>100

The Hyatt Studios brand has **letters of interest** totaling more than 100 properties with the first scheduled hotel to open in late 2024

INTEREST EXPRESSED IN THE FOLLOWING MARKETS



Area of focus
WA
MT
ND
MN
ME
OR
ID
SD
WI
VT
NH
NY
MA
CT
RI
MI
PA
NJ
MD
DE
WY
NE
IA
IL
IN
OH
NV
UT
CO
KS
MO
KY
WV
VA
CA
NC
TN
AZ
NM
OK
AR
SC
MS
AL
GA
LA
TX
FL

WA: Tacoma, Lakewood
MT: Billings
ID: Boise
UT: Salt Lake City
AZ: Phoenix
CA: Ontario, Redding, Sacramento, San Diego

TX: Austin, San Antonio, Dallas, Houston City Place

VA: Richmond, Norfolk
NC: Charlotte, Raleigh, Wilmington, Fayetteville
SC: Greenville, Clemson, Columbia, Myrtle Beach, North Charleston
TN: Knoxville, Chattanooga, Gatlinburg, Johnson City
GA: Athens, Augusta, Kennesaw, Alpharetta
FL: Pensacola, Destin, Tallahassee, Gainesville, Jacksonville, New Smyrna, Orlando

The Company's illustrative long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT

103

PARK HYATT MALDIVES HADAHAA, INDONESIA

MULTIPLE LEVERS TO DRIVE INDUSTRY LEADING GROWTH

ILLUSTRATIVE ANNUAL NET ROOMS GROWTH OUTLOOK
2024 – 2025

6% – 7%

NEW CONSTRUCTION

~40%

Pipeline rooms are under construction

CONVERSIONS

>20%

of Net Rooms Growth expected to come from conversions

RAMPING UPPER MIDSCALE

HYATT studios

UrCove by HYATT 逸扉酒店

Pipeline and rooms under construction as of March 31, 2023 for all future years
The Company's illustrative long-term outlook for 2024 and 2025 are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT

104

WORLD OF CARE

MARGARET EGAN | EVP & GENERAL COUNSEL
WORLD OF CARE EXECUTIVE SPONSOR

GRAND HYATT JAKARTA AND
ALILA SCBD JAKARTA, INDONESIA

HYATT

HYATT AND RELATED MARKS ARE TRADEMARKS OF HYATT CORPORATION OR ITS AFFILIATES. © 2023 HYATT CORPORATION. ALL RIGHTS RESERVED

105

[VIDEO]

Climate Change & Water Conservation Diversity, Equity & Inclusion Fair & Ethical Business Waste & Circulari ty Colleague Development Risk Management Responsible Sourcing Wellbeing Data Privacy & Security Thriving Destinations Human Rights Working with Other Businesses Community Engagement & Volunteerism Reporting 107

2030 ENVIRONMENTAL GOALS A HEALTHY ENVIRONMENT IS IMPORTANT FOR ALL PEOPLE TO BE THEIR BEST. HYATT IS COMMITTED TO ADVANCING ENVIRONMENTAL ACTION SO THAT DESTINATIONS AROUND THE WORLD ARE VIBRANT FOR OUR GUESTS, CUSTOMERS, COLLEAGUES & COMMUNITIES. The Company’s illustrative long -term goals for 2030 are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. 108

CHANGE STARTS HERE WHO WE EMPLOY, DEVELOP, & ADVANCE 2x 10K Women & People Of Color Opportunity Youth in leadership positions by 2025 Hires by 2025 WHO WE SUPPORT WHO WE BUY FROM & WORK WITH $ 500 1 Million in multi-year grants to 6 non-profit New Black Suppliers organizations in the United States to our database since 2020 and that number increases monthly Figures for multi -year grants awarded and suppliers as of fiscal year end 2022. The Company’s illustrative long -term goals for 2025 are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from th es e 109 assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

WORLD OF CARE GOVERNANCE Our Governance Structure Board of Directors Advances Organizational & Nominating and Corporate Governance Committee Understanding & Collaboration for ESG Topics & Identifies Direct Executive Sponsor: Responsibility for the General Counsel Alignment of Hyatt's Principles Across Regions. Steering Committee: GC, CFO, CHRO Global World of Care Committee World of Care Regional & Hotel-level Engagement 110

2022 REPORTING & PROGRESS UPDATE 2021 GLOBAL REPORTING INITIATIVE (GRI) “I just started at Hyatt this week, and I am so impressed with all that I have seen so far about World of Care. I have been looking for a company that cares about its employees and the impact it has on the world around it.” – Noel Vandeviver, Regional Director of Field Operations, Hyatt A N D A Z N A P A , C A L I F O R N I A 111

GLOBAL WORLD OF CARE RECOGNITION

Top 3 Ranking for Midcap Companies in Gaming & Lodging (2023)

Best Analyst/Investor Event | Best IR Program | Best CEO | Best ESG

Ragan Communications CSR & Diversity Awards

ESG Program of the Year (2022)

Human Rights Campaign

Best Places to Work for LGBTQ+ Equality (2022; 18 consecutive years)

PEOPLE and Great Place to Work®

Companies that Care (2022; 4 consecutive years)

Fortune

World's Most Admired Companies (2023)

Fortune

100 Best Companies to Work For (2023; 10 consecutive years)

Forbes

World's Top Female Friendly Companies (2022)

Forbes

America's Best Employers for Diversity (2023; 6 consecutive years)



HYATT ZILARA CAP CANA, DOMINICAN REPUBLIC

HYATT

112

GLOBAL WORLD OF CARE RECOGNITION P A R K H Y A T T Z U R I C H , S W I T Z E R L A N D 113

[VIDEO]

DRIVING FINANCIAL RESULTS

JOAN BOTTARINI | EVP & CHIEF FINANCIAL OFFICER

HOTEL FIGUEROA, CALIFORNIA

HYATT

HYATT AND RELATED MARKS ARE TRADEMARKS OF HYATT CORPORATION OR ITS AFFILIATES. © 2023 HYATT CORPORATION. ALL RIGHTS RESERVED

115

DISCLAIMERS Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, outlook for 2023 and illustrative outlook for 2024 and 2025, growth trends, pipeline expectations, the amount by which the Company intends to reduce its real estate asset base, the expected amount of gross proceeds from the sale of such assets, and the anticipated timeframe for such asset dispositions, the number of properties we expect to open in the future, booking trends, RevPAR trends, our expected net income, our expected Adjusted EBITDA, our expected Net Deferrals and Net Financed Contracts, our expected Adjusted SG&A expense, our expected capital expenditures, our expected net rooms growth, our expected system-wide RevPAR, our expected free cash flow, our 2030 environmental goals, our Change Starts Here commitments, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as may, could, expect, intend, plan, seek, anticipate, believe, estimate, predict, potential, continue, likely, will, would and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo-political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as earthquakes, tsunamis, tornadoes, hurricanes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; the pace and consistency of recovery following the COVID-19 pandemic and the long-term effects of the pandemic, additional resurgence, or COVID-19 variants, including with respect to global and regional economic activity, travel limitations or bans, the demand for travel, transient and group business, and levels of consumer confidence; the ability of third-party owners, franchisees, or hospitality venture partners to successfully navigate the impacts of the COVID-19 pandemic, any additional resurgence, or COVID-19 variants or other pandemics, epidemics or other health crises; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations, including with respect to our acquisition of Apple Leisure Group and Dream Hotel Group and the successful integration of each business; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of the COVID-19 pandemic, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol l“†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. For how we define the non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the Appendix at the end of this presentation. Key Business Metrics This presentation includes references to certain key business metrics used by the Company, each identified with the symbol “◊”. For how we define these metrics, please refer to the Appendix at the end of this presentati o n. 116

Operational and Commercial Execution Leading to Record † Performance and Free Cash Flow Strong Outlook Supported by Optimal Positioning and Investment in Capabilities TRANSFORMING Industry Leading Growth Driven by Powerful Network OUR EARNINGS Effect and Brand Preference PROFILE Capital Allocation Strategy Fueling Growth and Delivering Returns for Shareholders Fundamentally an Asset-Light Company with a Track Record of Unlocking Value 117

PARK HYATT SYDNEY, AUSTRALIA

ACHIEVED STRONG OPERATIONAL & FINANCIAL RESULTS IN 2022

Operational Results

$908M + **$94M** + **$63M**

Adjusted EBITDA† | Net Deferrals◊ | Net Financed Contracts◊

6.7%

Full-Year Net Rooms Growth

117,000

Record Rooms Pipeline

Cash Flow & Capital Allocation

$473M

Free Cash Flow†

$717M

Proceeds from Dispositions Less Acquisitions

$369M

Class A Shares Repurchased

$880M

Debt Reduction

HYATT

Figures as of fiscal year end 2022.

118

PARK HYATT SHANGHAI, CHINA
HYATT

HYATT IS POSITIONED FOR STRONG GROWTH IN 2023

Q1 2023 RESULTS

+43%
System-wide RevPAR◊ vs LY

+33%
System-wide Net Package RevPAR◊ vs LY

+6%
System-wide RevPAR◊ vs 2019 Levels

+3%
Asia Pacific RevPAR◊ vs 2019 Levels

FULL-YEAR 2023 PACE

+24%
Group Pace vs LY

+15%
Net Package RevPAR◊ Pace vs LY

Figures as of March 31, 2023 and include comparable hotels◊ for 2022 and 2023, and 2019 and 2023. LY (last year) refers to three months ended March 31, 2022. Group Pace based on same set of Americas Full Service Managed properties.

119

OUTLOOK FOR 2023 IMPLIES ANOTHER YEAR OF RECORD RESULTS

2023 OUTLOOK



Adjusted EBITDA† + Net Deferrals◊ + Net Financed Contracts◊
+23%
(USD in millions)
1,225
1,000
500
63
94
908
65
63
94
843
+10%
+3%
+4%
+6%
-1%
60
120
1,045
Asset Light Accounts for:
75% of Growth
2022 As Reported
Transactions & ALGV Credits 1
2022 Including Adjustments
RevPAR◊ & Net Package RevPAR◊
ALG Vacations & UVC
Net Rooms Growth
Owned & Leased
Corporate & Other
2023E Midpoint
Adjusted EBITDA†
Net Deferrals◊
Net Financed Contracts◊

23%
Growth Driven by

2023 Outlook

12%-16%
System-wide RevPAR◊ Growth

~6%
Net Rooms Growth

[1] ALGV Credits adjustment related to the expiration of non-recurring, pandemic-related travel credits and refunds. Figures may not tie-out due to rounding.
The Company's 2023 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT 120

FULL-YEAR 2023 OUTLOOK IS STRONG

12-16%
RevPAR◊ Range

~6%
Net Rooms Growth

~$225M
Net Income

~$550M
Free Cash Flow†

$1,020M to $1,070M
Adjusted EBITDA†

+

~$120M
Net Deferrals◊

+

~$60M
Net Financed Contracts◊



ALILA HINU BAY, OMAN

HYATT

The Company's 2023 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

121

GROWTH EXPECTED TO CONTINUE IN 2024 & 2025

EXPECTED ILLUSTRATIVE CAGR: 2024-2025

System-wide RevPAR◊
3% - 7%

Net Package RevPAR◊
3% - 7%
ALG Vacations Departures Move Directionally with Net Package RevPAR◊

Net Rooms Growth
6% - 7%
UVC Signed Contracts Move Directionally with Net Rooms Growth

ADDITIONAL ILLUSTRATIVE ASSUMPTIONS

$1.3B
Approximate Asset Sales in 2023 and 2024

~$100M
Run-Rate Capital Expenditures Reduced to ~$100M in 2025

3%
Adjusted SG&A† Growth


ALILA NAPA VALLEY, CALIFORNIA

HYATT

The Company's illustrative long-term outlook for 2024 and 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

122

2025 ILLUSTRATIVE OUTLOOK REFLECTS STRONG MOMENTUM



Adjusted EBITDA† + Net Deferrals◊ + Net Financed Contracts◊
(USD in millions)
1,400
1,125
500
+12% CAGR
60
120
1,045
100
60
120
945
Asset Light Accounts for:
85% of Growth
70
120
1,210
2023E Midpoint
2023-2025 Assumed Dispositions
2023E Midpoint incl. Dispositions
2025E Outlook Midpoint
Adjusted EBITDA†
Net Deferrals◊
Net Financed Contracts◊

12%
CAGR
2024 & 2025

2024-2025 Outlook

5%
System-wide RevPAR◊ & Net Package RevPAR◊ Growth
at the midpoint

6.5%
Net Rooms Growth
at the midpoint

HYATT

The Company's illustrative long-term outlook for 2024 and 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

123

EARNINGS MODEL SENSITIVITIES REFLECT A MORE RESILIENT, ASSET LIGHT, & FREE CASH FLOW† GENERATIVE BUSINESS

KEY METRICS		EARNINGS MODEL SENSITIVITIES FOR 2024 AND 2025		
System-wide RevPAR◊ + Net Package RevPAR◊	+/-1 point =	Fee-Based Adjusted EBITDA† ~$8 – $12M	+ O&L Adjusted EBITDA† ~$3 – $5M	+/- $15M – $25M in Adjusted EBITDA† + Net Deferrals◊ + Net Financed Contracts◊
ALG Vacations Departures + UVC Signed Contracts	+/-1 point =	ALG Adjusted EBITDA† ~$2 – $4M	+ Net Deferrals◊ & Net Financed Contracts◊ ~$1 – $2M	
Net Rooms Growth	+/-1 point =	Fee-Based Adjusted EBITDA† ~$6 – $8M		
Corporate & Other	+/-1 point =	Corporate & Other ~($2M)		

■ Asset Light ■ Owned & Leased

HYATT

System-wide RevPAR◊ and Net Package RevPAR◊ include Comparable hotels◊.
The Company's illustrative long-term outlook for 2024 and 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

124

ASSET-LIGHT, FEE-DRIVEN MODEL INCREASES CASH FLOW AND REDUCES VOLATILITY

Benefits of Asset-Light Business Model

- More Predictable Earnings Stream Driven by Top-Line Revenue
- Long-Term Durable Contracts
- Low Capital Intensity
- Higher Free Cash Flow†
- Increased Returns to Shareholders

>80%

Asset-Light Earnings Mix◊

$1.2B

Total Fee Revenue



9%
11%
<20%
>60%
2025 Estimated Mix by Source[1]
Fee-Based Earnings
Unlimited Vacation Club[2]
Distribution & Destination Management
Owned & Leased

[1] Estimated Mix by source based on 2025 estimates for Adjusted EBITDA†, Net Deferrals◊, and Net Financed Contracts◊, and excludes Corporate & Other.
[2] Unlimited Vacation Club figures include Net Deferrals◊ and Net Financed Contracts◊.
The Company's illustrative long-term outlook for 2024 and 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT 125

ASSET LIGHT TRANSFORMATION DRIVES LOWER CAPITAL EXPENDITURES...

(In millions, USD)



1,400
1,065
0
792
~300
63
94
908
~200
70
120
1,210
~100
2017
2022
2025E
Midpoint
Asset-Light Earnings Mix◊
47%
75%
>80%
Adjusted EBITDA †
Net Deferrals ◊
Net Financed Contracts ◊
Capital Expenditures

2025 ILLUSTRATIVE OUTLOOK

~$200M

Run-Rate Capital Expenditures
Reduction
since 2017

>33pt

Asset-Light Earnings Mix◊
Increase
since 2017

HYATT

Figures calculated as of each respective fiscal year end; 2017 figures based on restated values provided in the 2018 financial statements. The Company's illustrative long-term outlook for 2024 and 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

126

...AND HIGHER FREE CASH FLOW CONVERSION◊

(In millions, USD)



1,400
1,065
0
792
289
37%
63
94
908
473
44%
70
120
1,210
~750
54%
2017
2022
2025E Midpoint
Adjusted EBITDA †
Net Deferrals ◊
Net Financed Contracts ◊
Free Cash Flow †

2025 ILLUSTRATIVE OUTLOOK

~$450M

Free Cash Flow† Growth since 2017

~17pt

Free Cash Flow Conversion◊ Percentage Increase since 2017

HYATT

Figures calculated as of each respective fiscal year end; 2017 figures based on restated values provided in the 2018 financial statements. The Company's illustrative long-term outlook for 2024 and 2025 and illustrative long-term Free Cash Flow outlook are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

127

FREE CASH FLOW† RESULTS IN SIGNIFICANT CUMULATIVE CASH GENERATION OVER THE NEXT THREE YEARS

	2023E – 2025E CUMULATIVE RANGE at the Midpoint
Adjusted EBITDA† + Net Deferrals◊ + Net Financed Contracts◊ Illustrative Outlook Range	~$3.8B
Free Cash Flow† Illustrative Outlook Range	~$1.9B


COMMUNE BY THE GREAT WALL, CHINA

Free Cash Flow† illustrative outlook range assumes no taxes on assumed asset dispositions as the amount is not estimable.
The Company's illustrative long-term outlook for 2023, 2024 and 2025 and illustrative long-term Free Cash Flow outlook are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

HYATT
128

ALILA HINU BAY, OMAN
HYATT

SIGNIFICANT CASH ON HAND TO INVEST IN GROWTH & INCREASE SHAREHOLDER RETURNS

CUMULATIVE ILLUSTRATIVE 2023E TO 2025E

Free Cash Flow†

~$1.9B

+

Post-Tax O&L Disposition Proceeds

~$1.1B

$1.3B O&L Disposition Proceeds less ~15% assumed tax rate

CASH AVAILABLE TO DRIVE VALUE

~$3.0B

CAPITAL ALLOCATION PRIORITIES

Invest for Growth

Return Capital to Shareholders

Free Cash Flow† illustrative outlook range assumes no taxes on assumed asset dispositions as the amount is not estimable.
The Company's illustrative long-term outlook for 2023, 2024 and 2025 and illustrative long-term Free Cash Flow outlook are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

129

INVEST FOR GROWTH: HYATT WILL CONTINUE TO PRIORITIZE INVESTMENTS IN ASSET LIGHT PLATFORMS

MIRAVAL
Acquired 2017

$400M
Acquisition Price
+ Development CapEx



TWO ROADS HOSPITALITY
Acquired 2018

$467M
Acquisition Price



APPLE LEISURE GROUP
Acquired 2021

$2.7B
Acquisition Price



DREAMHOTELGROUP
Acquired 2023

$125M
Acquisition Price[1]



~8X

Aggregate Earnings Multiple on Purchase Price

- Asset Light
- Complementary or Adjacent Customer Base
- Significant Embedded & Prospective Growth
- Expands Geographic Footprint
- Offers Compelling Guest Experience

HYATT

[1] Does not include $175M of contingent consideration through 2028.
Figures based on the date of each respective acquisition date.

130

COMMITTED TO RETURNING CAPITAL THROUGH DIVIDENDS & EXCESS CASH THROUGH SHARE REPURCHASES


ALILA VILLAS ULUWATU, INDONESIA

$0.15

per share

QUARTERLY DIVIDEND REINSTATED

Hyatt resumes cash dividends, declaring a **$0.15 per share cash dividend**[1] for the second quarter of 2023

$1.5B

Total authorization

SHARE REPURCHASE AUTHORIZATION

Hyatt increases authorization by $1 billion — now has **total authorization of $1.5 billion**[2]

[1] Second Quarter 2023 dividend payable on June 12, 2023 to shareholders of record as of May 30, 2023.

[2] Share repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan or an accelerated share repurchase transaction, at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company's sole discretion. The common stock repurchase program applies to the Company's Class A Common Stock and/or the Company's Class B Common Stock. The common stock repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of common stock and the program may be suspended or discontinued at any time.

HYATT 131

H Y A T T P L A C E P A N A M A C I T Y B E A C H / B E A C H F R O N T , F L O R I D A COMMITTED TO Debt Maturity by Year INVESTMENT GRADE Total Debt: $3.1B $M USD Credit Ratings BBB- Baa3 BBB- Stable Stable Negative 848 749 Liquidity 660 Strong position with: 452 404 $1.2B $1.5B Cash, Cash Equivalents, Revolver Capacity Available & Short-Term Investments 2023 2024 2025 2026 2027 2028 & Thereafter Total Debt and Liquidity figures as of December 31, 2022. 132 $1.5B Revolver

UNLOCKING VALUE THROUGH ASSET SALES IS CORE TO OUR LONG-TERM STRATEGY TOTAL 2017 2018 2019 2020 2021 2022 1 $305M $1.4B $956M $11M $779M $852M $4.3B Asset Sales GH San Francisco HR Atlanta HR Baku HR Lost Pines HR Indian Wells HR Scottsdale AZ Maui GH Seoul HR Lake Tahoe GH San Antonio Royal Palms Resort 2 A lila Ventana Big Sur HR Coconut Point San Francisco Lease D ris k ill HR Bishkek HR Mexico City Confidante Miami Beach HR Mainz HR Greenwich $148M $135M $260M $0.5B Asset Purchases 2 A lila Ventana Big Sur HR Phoenix Hotel Irvine HR Indian Wells $ $ > 40M 3.8B 16x 1 Run-Rate Fees Net Total to Date EBITDA Multiple GRAND HYATT GOA, INDIA 1 Figure does not include sales proceeds on Hyatt Regency Grand Cypress, Hyatt Regency Monterey, and Hyatt Regency Louisville; th es e occurred in 2017 prior to Hyatt’s asset disposition commitment announcement. 2 133 P ur c has e d and sold the asset in same fiscal y ear . Figures based on respective fiscal year end and through March 31, 2023.

HIGH QUALITY & DIVERSE ASSET BASE PROVIDES OPTIONALITY FOR CURRENT COMMITMENT & BEYOND

CURRENT PORTFOLIO OF OWNED ASSETS AT 13 – 15X MULTIPLE IMPLIES $3.9B – $4.5B OF VALUE

IRREPLACEABLE LUXURY

5 HOTELS


PARK HYATT PARIS
VENDÔME

PARK HYATT PARIS-VENDÔME

LUXURY WELLBEING/RESORTS

4 HOTELS



MIRAVAL AUSTIN

GROUP/CONVENTION

7 HOTELS



HYATT REGENCY ORLANDO

BUSINESS/OTHER

7 HOTELS



HYATT GRAND CENTRAL NEW YORK

HYATT

The Company's long-term outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. At this time, the Company is not making a sell-down commitment beyond its current asset-disposition commitment announced in August 2021.

134

IRREPLACEABLE LUXURY

5 Iconic Sought After Locations


PARK HYATT CHICAGO
~$500 ADR◊
PARK HYATT CHICAGO


PARK HYATT NEW YORK
~$1,050 ADR◊


PARK HYATT ZURICH
~$750 ADR◊


PARK HYATT PARIS-VENDÔME
~$1,000 ADR◊
PARK HYATT
VENDÔME


ANDAZ LONDON LIVERPOOL STREET
~$350 ADR◊

HYATT ◊ Figures based on full year estimates for 2023

135

LUXURY WELLBEING/ RESORTS

High barrier to entry resorts on expansive acreage


MIRAVAL ARIZONA
RESORT AND SPA
~$1,800 TRevPOR
~410 Acres


MIRAVAL AUSTIN
RESORT AND SPA
~$1,500 TRevPOR
~240 Acres


MIRAVAL BERKSHIRES
RESORT AND SPA
~$1,700 TRevPOR
~380 Acres


HYATT REGENCY ARUBA
RESORT SPA & CASINO
~$600 ADR

HYATT

TRevPOR is defined as Total Revenue per Occupied Room.
Figures based on full year estimates for 2023.

136

HYATT REGENCY ORLANDO
~204K SQ. FT

GROUP & CONVENTION HOTELS

UNIQUELY POSITIONED WITH OVER 400K SQ. FT OF AGGREGATE MEETING SPACE; STRONG GROUP DEMAND TRENDS WITH VERY LIMITED NEW CONVENTION HOTEL SUPPLY


HYATT REGENCY PHOENIX
~36K SQ. FT


HYATT REGENCY LONG BEACH
~17K SQ. FT


HYATT REGENCY BALTIMORE INNER HARBOR
~27K SQ. FT


HYATT REGENCY O'HARE CHICAGO
~92K SQ. FT


HYATT REGENCY SAN ANTONIO RIVERWALK
~30K SQ. FT


HYATT REGENCY IRVINE RE-OPENING LATE 2023
~56K SQ. FT

HYATT

Figures as of March 31, 2023.

137

SHIFT TOWARDS ASSET LIGHT CONTINUES

ASSET-LIGHT EARNINGS MIX◊



2017
47%
+2800 bps
2022
75%
+500 bps
Illustrative 2025
>80%
2026 & BEYOND
Ongoing shift
+100bps
per year and ability to shift further through monetizing owned assets



THE CAROLINA INN, NORTH CAROLINA

HYATT

◊ Figures calculated as of each respective fiscal year end.
The Company's illustrative long-term outlook for 2025 and 2026 and beyond is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

138

Operational and Commercial Execution Leading to Record † Performance and Free Cash Flow Strong Outlook Supported by Optimal Positioning and Investment in Capabilities TRANSFORMING Industry Leading Growth Driven by Powerful Network OUR EARNINGS Effect and Brand Preference PROFILE Capital Allocation Strategy Fueling Growth and Delivering Returns for Shareholders Fundamentally an Asset Light Company with a Track Record of Unlocking Value 139

2023 | Appendix
HYATT

SECRETS MOXCHÉ AND SECRETS IMPRESSION MOXCHÉ

HYATT AND RELATED MARKS ARE TRADEMARKS OF HYATT CORPORATION OR ITS AFFILIATES. © 2023 HYATT CORPORATION. ALL RIGHTS RESERVED.

DISCLAIMERS Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, outlook for 2023 and illustrative outlook for 2024 and 2025, growth trends, pipeline expectations, the amount by which the Company intends to reduce its real estate asset base, the expected amount of gross proceeds from the sale of such assets, and the anticipated timeframe for such asset dispositions, the number of properties we expect to open in the future, booking trends, RevPAR trends, our expected net income, our expected Adjusted EBITDA, our expected Net Deferrals and Net Financed Contracts, our expected Adjusted SG&A expense, our expected capital expenditures, our expected net rooms growth, our expected system-wide RevPAR, our expected free cash flow, our 2030 environmental goals, our Change Starts Here commitments, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as may, could, expect, intend, plan, seek, anticipate, believe, estimate, predict, potential, continue, likely, will, would and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo-political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as earthquakes, tsunamis, tornadoes, hurricanes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; the pace and consistency of recovery following the COVID-19 pandemic and the long-term effects of the pandemic, additional resurgence, or COVID-19 variants, including with respect to global and regional economic activity, travel limitations or bans, the demand for travel, transient and group business, and levels of consumer confidence; the ability of third-party owners, franchisees, or hospitality venture partners to successfully navigate the impacts of the COVID-19 pandemic, any additional resurgence, or COVID-19 variants or other pandemics, epidemics or other health crises; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations, including with respect to our acquisition of Apple Leisure Group and Dream Hotel Group and the successful integration of each business; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of the COVID-19 pandemic, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol“†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. Key Business Metrics This presentation includes references to certain key business metrics used by the Company, each identified with the symbol “◊”. For how we define these metrics, please refer to the Appendix at the end of this presentation. 141

DEFINITIONS Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization (Adjusted EBITDA) and EBITDA: We use the terms Adjusted EBITDA and EBITDA throughout this earnings release. Adjusted EBITDA and EBITDA, as we define them, are non-GAAP measures. We define consolidated Adjusted EBITDA as net income (loss) attributable to Hyatt Hotels Corporation plus our pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA based on our ownership percentage of each owned and leased venture, adjusted to exclude the following items: • interest expense; • benefit (provision) for income taxes; • depreciation and amortization; • amortization of management and franchise agreement assets and performance cure payments, which constitute payments to customers (Contra revenue); • revenues for the reimbursement of costs incurred on behalf of managed and franchised properties; • costs incurred on behalf of managed and franchised properties that we intend to recover over the long term; • equity earnings (losses) from unconsolidated hospitality ventures; • stock-based compensation expense; • gains (losses) on sales of real estate and other; • asset impairments; and • other income (loss), net. We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to corporate and other Adjusted EBITDA. Our board of directors and executive management team focus on Adjusted EBITDA as one of the key performance and compensation measures both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our President and Chief Executive Officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segmen ts and determines how to allocate resources to those segments, in part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA, or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors with the same information that we use interna lly for purposes of assessing our operating performance and making compensation decisions and facilitates our comparison of results with results from other companies within our industry. Adjusted EBITDA excludes certain items that can vary widely across different industries and among companies within the same industry, including interest expense and benefit (provision) for income taxes, which are dependent on company specifics, including capital structure, credit ratings, tax policies, and jurisdictions in which they operate; depreciation a nd amortization, which are dependent on company policies including how the assets are utilized as well as the lives assigned to the assets; Contra revenue, which is dependent on company policies and strategic decisions regarding payments to hotel owners; an d stock-based compensation expense, which varies among companies as a result of different compensation plans companies have adopted. We exclude revenues for the reimbursement of costs and costs incurred on behalf of managed and franch ised properties which relate to the reimbursement of payroll costs and for system-wide services and programs that we operate for the benefit of our hotel owners as contractually we do not provide services or operate the related programs to generate a profit over the terms of the respective contracts. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Therefore, we exclude the net impact when evaluating perio d-over-period changes in our operating results. Adjusted EBITDA includes costs incurred on behalf of our managed and franchised properties related to system-wide services and programs that we do not intend to recover from hotel owners. Finally, we exclude other items that are not core to our operations, such as asset impairments and unrealized and realized gains and losses on marketable securities. Adjusted EBITDA and EBITDA are not substitutes for net income (loss) attributable to Hyatt Hotels Corporation, net income (loss), or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA and EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consiste nt because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non -GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income (loss) generated by our business. Our management compensates for these limitations by referencing our GAAP results and using Adjusted EBITDA supplementally. 142

DEFINITIONS Adjusted Net Income (Loss) and Adjusted Diluted Earnings (Losses) per Share (EPS): Adjusted net income (loss) and Adjusted Diluted EPS, as we define them, are non-GAAP measures. We define Adjusted net income (loss) as net income (loss) attributable to Hyatt Hotels Corporation excluding special items, which are those items deemed not to be reflective of ongoin g operations. We define Adjusted Diluted EPS as Adjusted net income (loss) per diluted share. We consider Adjusted net income (loss) and Adjusted Diluted EPS to be an indicator of operating performance because excluding special items allows for period-over-period comparisons of our ongoing operations. Adjusted net income (loss) and Adjusted Diluted EPS are not a substitute for net income (loss) attributable to Hyatt Hotels C orporation, net income (loss), diluted earnings (losses) per share, or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted net income (loss) and Adjusted Diluted EPS. Although we believe that Adu j sted net income (loss) and Adjusted Diluted EPS can make an evaluation of our operating performance more consistent because they remove special items that are deemed not to be reflective of ongoing operations, other companies in our industry may define Adjusted net income (loss) and Adjusted Diluted EPS differently than we do. As a result, it may be difficult to use Adjusted net income (loss) or Adjusted Diluted EPS or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted net income (loss) and Adjusted Diluted EPS should not be considered as measures of the income (loss) and earnings (losses) per share generated by our business. Our management compensates for these limitations by reference to its GAAP results and using Adjusted net income (loss) and Adjusted Diluted EPS supplementally. Adjusted Selling, General, and Administrative (SG&A) Expenses: Adjusted SG&A expenses, as we define it, is a non-GAAP measure. Adjusted SG&A expenses exclude the impact of deferred compensation plans funded through rabbi trusts and stock-based compensation expense. Adjusted SG&A expenses assist us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations, both on a segment and consolidated basis. Asset-Light Earnings Mix: Asset-Light Earnings Mix calculated as Adjusted EBITDA from the Americas Management and Franchising Segment, ASPAC Management and Franchising Segment, EAME Management and Franchising Segment, and Apple Leisure Group Segment, excluding Corporate & Other and Eliminations plus Net Deferrals and Net Financed Contracts divided by Adjusted EBITDA plus Net Deferrals and Net Financed Contracts. Our management uses this calculation to assess the composition of the Company’s earnings. Comparable Hotels: Comparable system-wide hotels represents all properties we manage or franchise, including owned and leased properties, that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared, or Comparable system-wide hotels also exclude properties for which comparable results are not available. We may use variations of comparable system-wide hotels to specifically refer to comparable system-wide Americas hotels, including our wellness resorts, or our all-inclusive resorts, for those properties that we manage or franchise within the Americas management and franchising segment, comparable system-wide ASPAC hotels for those properties we manage or franchise within the ASPAC management and franchising segment, comparable system-wide EAME hotels for those properties that we manage or franchise within the EAME management and franchising segment, or comparable system-wide ALG all-inclusive resorts for those properties that we manage within the Apple Leisure Group segment. Comparable owned and leased hotels represents all properties we own or lease that are operated and consolidated for the entirety of the periods being compared a nd have not sustained substantial damage, business interruption, or undergone large-scale renovations during the periods being compared, Comparable owned and leased hotels also excludes properties for which comparable results are not available. Comparable system-wide hotels and comparable owned and leased hotels are commonly used as a basis of measurement in our industry. Non-comparable system-wide hotels or non-comparable owned and leased hotels represent all hotels that do not meet the respective definition of comparable as defined above. Average Daily Rate (ADR): ADR represents hotel room revenues, divided by the total number of rooms sold in a given period. ADR measures the average r oom price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in our industry, and we use ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described below. Free Cash Flow: Free cash flow represents net cash provided by operating activities less capital expenditures. We believe free cash flow to b e a useful liquidity measure to us and investors to evaluate the ability of our operations to generate cash for uses other than capital expenditures and, after debt service and other obligations, our ability to grow our business through acquisitions and investments, as well as our ability to return cash to shareholders through dividends and share repurchases. Free cash flow is not necessarily a representation of how we will use excess cash. Free cash flow is not a substitute for net cash provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non -GAAP measures such as free cash flow and management compensates for these limitations by referencing our GAAP results and using free cash flow supplementally. See our consolidated statements of cash flows in our consolidated financial statements included in our Annual Report on Form 10-K. Free Cash Flow Conversion: Free cash flow conversions represents the percentage of percentage of Adjusted EBITDA, Net Deferrals, and Net Financed Contra cts that is expected to produce free cash flow. We believe free cash flow conversion to be a useful liquidity measure to us and investors business metric to evaluate the ability of our operations to generate cash for uses other than capital expenditures and, after debt service and other obligations, our ability to grow our business through acquisitions and investments, as well as our ability to return cash to shareholders through dividends and share repurchases. There are limitations to using non-GAAP measures such as free cash flow conversion and management compensates for these limitations by referencing our GAAP results and using free cash flow conversion supplementally. See our consolidated statements of cash flows in our consolidated financial statements included in our Annual Report on Form 10-K. Occupancy: Occupancy represents the total number of rooms sold divided by the total number of rooms available at a hotel or group of hotels. Occupancy measures the utilization of a hotel's available capacity. We use occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help us determine achievable ADR levels as demand for hotel rooms increases or decreases. 143

DEFINITIONS Revenue per Available Room (RevPAR): RevPAR is the product of the average daily rate and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels a nd incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs, including housekeeping services, utilities, and room amenity costs, and could also result in increased ancillary revenues, including food and beverage. In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal impacts to variable operating costs. Net Package ADR: Net Package ADR represents net package revenues, divided by the total number of rooms sold in a given period. Net Package ADR measures the average room price attained by a hotel, and Net Package ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. Net Package ADR is a commonly used performance measure in our industry, and we use Net Package ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenue s and incremental profitability than changes in occupancy, as described above. Net Package RevPAR: Net Package RevPAR is the product of the net package ADR and the average daily occupancy percentage. Net Package RevPAR generally includes revenue derived from the sale of package revenue comprised of rooms revenue, food and beverage, and entertainment, net of compulsory tips paid to employees. Our management uses Net Package RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. Net Package RevPAR is a commonly used performance measure in our industry. Net Financed Contracts: Net Financed Contracts represent Unlimited Vacation Club contracts signed during the period for which an initial cash down pa yment has been received and the remaining balance is contractually due in monthly installments over an average term of less than 4 years. The Net Financed Contract balance is calculated as the unpaid portion of membership contracts reduced by expenses related to fulfilling the membership program contracts and further reduced by an allowance for future estimated uncollectible installments. Net Financed Contract balances are not reported on our condensed consolidated balance sheets as our right to collect future installments is conditional on our ability to provide continuous access to member benefits at ALG resorts over the contract term, and the associated expenses to fulfill the membership contracts become liabilities of the Company only after the installments are collected. We believe Net Financed Contracts is useful to investors as it represents an estimate of future cash flows due in accordance with contracts signed in the current period. At March 31, 2023, the Net Financed Contract balance not recorded on our condensed consolidated balance sheet was $203 million. Net Deferrals: Net Deferrals represent the change in contract liabilities associated with the Unlimited Vacation Club membership contracts less the change in deferred cost assets associated with the contracts. The contract liabilities and deferred cost assets are recognized as revenue and expense, respectively, on our condensed consolidated statements of income (loss) over th e customer life, which ranges from 3 to 25 years. 144

NON-GAAP MEASURES RECONCILIATION RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO F REE CASH FLOW 2008-2022 (In Millions, USD) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2022 Net Cash Provided by Operating Activities 287 276 450 393 499 456 473 538 462 587 341 396 674 Capital Expenditures 258 216 310 331 301 232 253 269 211 298 297 369 201 Free Cash Flow 29 60 140 62 198 224 220 269 251 289 44 27 473 2 0 1 6 a n d 2 0 17 fi gures b a s ed o n f i n anc i als r e s t at ed i n 2 0 18 f i n anc i al s t a t em ent s . 145

NON-GAAP MEASURES RECONCILIATION RECONCILIATION OF NET INCOME TO EBITDA AND EBITDA TO ADJUSTED EB ITDA 2022, 2019, 2017 (In M illions, USD) 2017 2019 2022 Net income 389 1,263 455 Interest expense 80 75 150 (Benefit)Provision for income taxes 332 (257) (92) Depreciation and amortization 348 329 426 EBITDA 1,149 1,410 939 Contra revenue 18 22 31 Costs incurred on behalf of managed and franchised properties, net of 20 59 12 revenues for the reimbursement of costs Equity (earnings) losses from unconsolidated hospitality ventures (219) 10 (5) Stock-based compensation expense 29 35 61 (Gains) on sales of real estate (236) (723) (263) Asset impairments - 18 38 Other (income), net (42) (127) 40 Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA 73 50 55 Adjusted EBITDA 792 754 908 Net Deferrals - - 94 Net Financed Contracts - - 63 2017 fi gures bas ed on res tate d v al ues prov i de d i n the 2018 fi nanc i al s tatemen ts . 146

2023 NON-GAAP MEASURES RECONCILIATION

OUTLOOK: NET INCOME TO EBITDA AND EBITDA TO ADJUSTED EBITDA

2023E (In Millions, USD)

	2023 Outlook Ranges	
	Low Case	High Case
Net income	**197**	**255**
Interest expense	127	127
Provision for income taxes	141	154
Depreciation and amortization	386	386
EBITDA	**850**	**922**
Contra revenue	45	45
Costs incurred on behalf of managed and franchised properties, net of revenues for the reimbursement of costs	82	72
Equity (earnings) losses from unconsolidated hospitality ventures	0	0
Stock-based compensation expense	68	68
(Gains) on sales of real estate	-	-
Asset impairments	2	2
Other (income), net	(89)	(109)
Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA	61	69
Adjusted EBITDA	**1,020**	**1,070**
Net Deferrals	**120**	**120**
Net Financed Contracts	**60**	**60**

HYATT

No additional disposition or acquisition activity beyond what has been completed as of the date of this release has been included in the forecast. The Company's outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

2023 NON-GAAP MEASURES RECONCILIATION

OUTLOOK: NET INCOME TO FREE CASH FLOW

2023E (In Millions, USD)

	2023 Outlook Ranges	
	Low Case	High Case
Net income attributable to Hyatt Hotels Corporation	**196**	**254**
Stock-based compensation expense	68	68
Income Taxes	13	20
Depreciation and amortization	386	386
Other Operating Cash Flow Adjustment & Working Capital Changes	63	48
Net Cash Provided by Operating Activities	**725**	**775**
Capital Expenditures	(200)	(200)
Free Cash Flow	**525**	**575**

HYATT

No additional disposition or acquisition activity beyond what has been completed as of the date of this release has been included in the forecast. The Company's outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

2023 NON-GAAP MEASURES RECONCILIATION

OUTLOOK: SG&A EXPENSES TO ADJUSTED SG&A EXPENSES

2023E (In Millions, USD)

	2023 Outlook Ranges	
	Low Case	High Case
SG&A Expenses	546	556
Less: Rabbi Trust Impact (a)	-	-
Less: Stock Based Compensation Expense	(66)	(66)
Adjusted SG&A Expenses	480	490

(a) Impact of rabbi trust is not forecasted for the year ended December 31, 2023 as performance of underlying invested assets is not estimable. .

No additional disposition or acquisition activity beyond what has been completed as of the date of this release has been included in the forecast. The Company's outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. Results of operations as presented on the condensed consolidated statements of income (loss) include expenses recognized with respect to deferred compensation plans funded through rabbi trusts. Certain of these expenses are recognized in SG&A expenses and are completely offset by the corresponding net gains (losses) and interest income from marketable securities held to fund rabbi trusts, thus having no net impact to our earnings (losses). SG&A expenses also include expenses related to stock-based compensation. Above is a reconciliation of this forecasted measure excluding the impact of our rabbi trust investments and forecasted stock-based compensation expense.

HYATT

2025 NON-GAAP MEASURES RECONCILIATION

OUTLOOK: NET INCOME TO EBITDA AND EBITDA TO ADJUSTED EBITDA

2025E (In Millions, USD)

	2025 Illustrative Outlook Ranges	
	Low Case	High Case
Net income	**251**	**419**
Interest expense	130	130
Provision for income taxes	222	316
Depreciation and amortization	336	336
EBITDA	**939**	**1,201**
Contra revenue	58	58
Costs incurred on behalf of managed and franchised properties, net of revenues for the reimbursement of costs	54	24
Equity (earnings) losses from unconsolidated hospitality ventures	-	-
Stock-based compensation expense	74	74
(Gains) on sales of real estate	-	-
Asset impairments	-	-
Other (income), net	(79)	(119)
Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA	63	71
Adjusted EBITDA	**1,110**	**1,310**
Net Deferrals	**120**	**120**
Net Financed Contracts	**70**	**70**

HYATT

The Company's illustrative outlook for 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results

2025 NON-GAAP MEASURES RECONCILIATION

OUTLOOK: NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES AND NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

2025E (In Millions, USD)

	2025 Illustrative Outlook Ranges	
	Low Case	High Case
Net income attributable to Hyatt Hotels Corporation	**251**	**419**
Stock-based compensation expense	74	74
Income Taxes	59	99
Depreciation and amortization	336	336
Other Operating Cash Flow Adjustment & Working Capital Changes	30	22
Net Cash Provided by Operating Activities	**750**	**950**
Capital Expenditures	(100)	(100)
Free Cash Flow	**650**	**850**

HYATT

The Company's illustrative outlook for 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results

2023-2025 CUMULATIVE NON-GAAP MEASURES RECONCILIATION OUTLOOK: NET INCOME TO EBITDA AND EBITDA TO ADJUSTED EBITDA 2023-2025E Cumulative (In M illions, USD) 2023-2025 Cumulative Illustrative Outlook Ranges Low Case High Case Net income 634 990 Interest expense 402 402 Provision for income taxes 531 711 Depreciation and amortization 1,094 1,094 EBITDA 2,661 3,197 Contra revenue 155 155 Costs incurred on behalf of managed and franchised properties, net of 183 123 revenues for the reimbursement of costs Equity (earnings) losses from unconsolidated hospitality ventures (13) (13) Stock-based compensation expense 213 213 (Gains) on sales of real estate - - Asset impairments 2 2 Other (income), net (247) (347) Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA 190 214 Adjusted EBITDA 3,145 3,545 Net Deferrals 364 364 Net Financed Contracts 185 185 T he Compan y 's i l l us trati v e outl ook for 2023, 2024, and 2025 i s bas ed on a number of as s umpti on s that are s ubj ec t to c hange an d many of w hi c h are outs i de the c ontrol of the Compan y . If ac tual res ul ts v ary from thes e as s umpti o ns , the Company 's ex pec tati o ns may c hange. T here c an be no as s uranc e that the Company w i l l ac hi ev e thes e res ul ts 152

2023-2025 CUMULATIVE NON-GAAP MEASURES RECONCILIATION

OUTLOOK: NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES AND NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

2023-2025E Cumulative (In Millions, USD)

	2023-2025 Cumulative Illustrative Outlook Ranges	
	Low Case	High Case
Net income attributable to Hyatt Hotels Corporation	**634**	**990**
Stock-based compensation expense	213	213
Income Taxes	88	164
Depreciation and amortization	1,094	1,094
Other Operating Cash Flow Adjustment & Working Capital Changes	150	119
Net Cash Provided by Operating Activities	**2,180**	**2,580**
Capital Expenditures	(480)	(480)
Free Cash Flow	**1,700**	**2,100**

HYATT

The Company's illustrative outlook for 2023, 2024, and 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results